UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2016

COMPASS DIVERSIFIED HOLDINGS

(Exact name of registrant as specified in its charter)

Delaware	001-34927	57-6218917
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

COMPASS GROUP DIVERSIFIED

HOLDINGS LLC

(Exact name of registrant as specified in its charter)

Delaware	001-34926	20-3812051
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Sixty One Wilton Road

Second Floor

Westport, CT 06880

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (203) 221-1703

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5	Corporate Governance and Management

Item 5.07	Submission of Matters to a Vote of Security Holders

On November 30, 2016, Compass Diversified Holdings (the “Trust”) and Compass Group Diversified Holdings LLC (the “Company”) (NYSE: CODI) (collectively “CODI”) held a Special Meeting of Shareholders (the “Special Meeting”). The Special Meeting was a completely virtual meeting conducted via live audio webcast. A total of 54,300,000 common shares of the Trust were entitled to vote at the Special Meeting as of the meeting’s record date, October 13, 2016. There were 32,833,076 common shares present in person or by proxy, constituting a quorum, at the Special Meeting, at which the shareholders were asked to vote on three (3) proposals. Set forth below are the matters acted upon by the shareholders and the final voting results of each such proposal.

Proposal 1. Amendments to the Trust Agreement

With respect to the vote to approve amendments to the Amended and Restated Trust Agreement, as amended to date (the “Trust Agreement”), to authorize the board of directors of the Company (the “Board”) to create classes or series of, and to issue up to 50,000,000, preferred shares of the Trust with such terms as may be designated and approved by the Board, without further approval of the shareholders, including amendments to Sections 2.4, 3.1, 5.6, and 10.2 and the new definitions added in Section 1.1(b) of the Trust Agreement, the shareholders voted as set forth in the table below:

For	Against	Abstain	Broker Non-Vote
30,987,770	1,447,955	397,351	—

Based on the votes set forth above, the shareholders approved the amendments to the Trust Agreement.

Proposal 2. Amendments to the LLC Agreement

With respect to the vote to approve amendments to the Fourth Amended and Restated Operating Agreement (the “LLC Agreement”) of the Company to authorize the Board to create classes or series of, and to issue up to 50,000,000, trust preferred interests in the Company with such terms as may be designated and approved by the Board, without further approval of the members of the Company (other than in certain circumstances, the allocation member of the Company), including amendments to Sections 1.3, 2.5, 3.1(a), 5.1, 14.1(i) and (ii), and Articles 10 and 12 of the LLC Agreement, the shareholders voted as set forth in the table below:

For	Against	Abstain	Broker Non-Vote
30,958,992	1,481,318	392,766	—

Based on the votes set forth above, the shareholders approved the amendments to the LLC Agreement.

Proposal 3. Adjournment of the Special Meeting

With respect to the vote to adjourn the Special Meeting, if necessary or appropriate, to establish a quorum or to permit further solicitation of proxies if there were not sufficient votes at the time of the Special Meeting cast in favor of Proposal 1 or Proposal 2, the shareholders voted as set forth in the table below:

For	Against	Abstain	Broker Non-Vote
30,645,920	1,805,721	381,435	—

Based on the votes set forth above, the shareholders voted to adjourn the Special Meeting if necessary or appropriate, to establish a quorum or to permit further solicitation of proxies if there were not sufficient votes at the time of the Special Meeting cast in favor of Proposal 1 or Proposal 2.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 2, 2016	COMPASS DIVERSIFIED HOLDINGS

	By:	/s/ Ryan J. Faulkingham

Ryan J. Faulkingham
Regular Trustee

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 2, 2016	COMPASS GROUP DIVERSIFIED HOLDINGS LLC

	By:	/s/ Ryan J. Faulkingham
Ryan J. Faulkingham
Chief Financial Officer